UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 7, 2016

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-24843 (Commission File Number)	47-0810385 (IRS Employer Identification No.)

1004 Farnam Street, Suite 400, Omaha, Nebraska	68102
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (402) 444-1630

Not applicable
(Former name, former address and former fiscal year, if applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On January 7, 2016, America First Multifamily Investors, L.P. (the “Partnership”) entered into a First Amendment to Credit Agreement (the “Amendment”) with Bankers Trust Company (“Bankers Trust”) which modifies certain provisions of the Credit Agreement executed between the Partnership and Bankers Trust on May 14, 2015 (the “Credit Agreement”). The material amendments to the Credit Agreement included in the Amendment are as follows:

•
Section 1.2 of the Credit Agreement was amended to revise the definition of “Market Value of Assets” to include in the definition the Partnership’s cash and restricted cash as reported in the Partnership’s Form 10-Q and 10-K filings, with certain aggregate limits.

•
Section 5.3 of the Credit Agreement was amended to provide that the Partnership will provide its audited annual financial statements to Bankers Trust within 75 days (rather than 120 days) after the end of the fiscal year, and to delete the requirement that the Partnership provide Bankers Trust with monthly financial statements and other financial information within 45 days after the end of each month.

The Amendment amends certain other provisions of the Credit Agreement as set forth therein. In addition, in connection with the execution of the Amendment and on the same date as the execution of the Amendment, the Partnership and Bankers Trust executed a waiver letter providing for the waiver of certain defaults that occurred in 2015. The waived defaults related to two covenants regarding a requirement to reduce the principal balance of a liquidity line of credit to zero for at least 15 consecutive days during the second and third quarters of 2015, and a requirement to comply with a minimum cash covenant contained in a financing agreement with another third party for which the Partnership previously received a waiver from such third party.

The foregoing descriptions of the Amendment and waiver letter are summaries and are qualified in their entirety by reference to the full text of the Amendment and waiver letter, copies of which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein, as well as the full text of the Credit Agreement, a copy of which is attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Partnership with the Securities and Exchange Commission on May 20, 2015 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(a)  Not applicable.
(b)  Not applicable.
(c)  Not applicable.
(d) Exhibits.

Exhibit No.	Description
10.1	First Amendment to Credit Agreement dated January 7, 2016 between America First Multifamily Investors, L.P. and Bankers Trust Company.
10.2	Waiver Letter dated January 7, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 13, 2016
AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

By:    /s/ Craig S. Allen

Printed: Craig S. Allen
Title: Chief Financial Officer